TIAA-CREF Life Funds	Supplement

TIAA-CREF Life Funds

SUPPLEMENT NO. 5

dated January 14, 2022 to the Statement of Additional Information (“SAI”) dated May 1, 2021, as supplemented through December 10, 2021

Effective immediately, Laura Starks is no longer a Trustee of the Board of Trustees of the TIAA-CREF Life Funds (the “Trust”). Therefore, all references in the SAI to Ms. Starks being a Trustee of the Trust are hereby deleted.

A41179 (1/22)